UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2010, Viacom Inc. (the “Company”) issued a press release announcing earnings for the quarter and fiscal year ended September 30, 2010. Following the release of its earnings announcement, the Company conducted a teleconference call, which was open to the general public. Copies of the press release, teleconference call transcript and related earnings presentation are furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference herein in their entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press release of Viacom Inc. dated November 11, 2010 announcing earnings for the quarter and fiscal year ended September 30, 2010.

99.2	Transcript of earnings teleconference call of Viacom Inc. held on November 11, 2010.

99.3	Earnings presentation of Viacom Inc. for the quarter and fiscal year ended September 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: November 12, 2010

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release of Viacom Inc. dated November 11, 2010 announcing earnings for the quarter and fiscal year ended September 30, 2010.

99.2	Transcript of earnings teleconference call of Viacom Inc. held on November 11, 2010.

99.3	Earnings presentation of Viacom Inc. for the quarter and fiscal year ended September 30, 2010.